Exhibit 99.B(a)(20)

ING PARTNERS, INC.

ARTICLES OF AMENDMENT

ING Partners, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND:  The following two (2) series are hereby dissolved:  ING Goldman Sachs®  Capital Growth Portfolio and ING Goldman Sachs®  Structured Equity Portfolio.

THIRD:  The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

FIFTH:          (a)                                  The Corporation has the authority to issue an aggregate of Thirteen Billion, Six Hundred Million (13,600,000,000) shares of Capital Stock (hereinafter referred to as “Shares”);

(b)                                 Eleven Billion, Nine Hundred Million (11,900,000,000) of the Shares shall be classified in the following series (each a “Portfolio” and collectively the “Portfolios”):

Name of Class	Shares Allocated

ING American Century Large Company Value Portfolio – Initial Class	100,000,000
ING American Century Large Company Value Portfolio – Adviser Class	100,000,000
ING American Century Large Company Value Portfolio – Service Class	100,000,000
ING American Century Select Portfolio – Initial Class	100,000,000
ING American Century Select Portfolio – Adviser Class	100,000,000
ING American Century Select Portfolio – Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Initial Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Adviser Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Service Class	100,000,000
ING Baron Asset Portfolio – Initial Class	100,000,000
ING Baron Asset Portfolio – Adviser Class	100,000,000
ING Baron Asset Portfolio – Service Class	100,000,000

Name of Class	Shares Allocated

ING Baron Small Cap Growth Portfolio – Initial Class	100,000,000
ING Baron Small Cap Growth Portfolio – Adviser Class	100,000,000
ING Baron Small Cap Growth Portfolio – Service Class	100,000,000
ING Columbia Small Cap Value II Portfolio – Initial Class	100,000,000
ING Columbia Small Cap Value II Portfolio – Adviser Class	100,000,000
ING Columbia Small Cap Value II Portfolio – Service Class	100,000,000
ING Davis Venture Value Portfolio – Initial Class	100,000,000
ING Davis Venture Value Portfolio – Adviser Class	100,000,000
ING Davis Venture Value Portfolio – Service Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio– Initial Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Service Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Service Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Service Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Service Class	100,000,000
ING Fundamental Research Portfolio – Initial Class	100,000,000
ING Fundamental Research Portfolio – Adviser Class	100,000,000
ING Fundamental Research Portfolio – Service Class	100,000,000
ING JPMorgan International Portfolio – Initial Class	100,000,000
ING JPMorgan International Portfolio – Adviser Class	100,000,000
ING JPMorgan International Portfolio – Service Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Initial Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Adviser Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Service Class	100,000,000
ING Legg Mason Partners Large Cap Growth Portfolio – Initial Class	100,000,000
ING Legg Mason Partners Large Cap Growth Portfolio – Adviser Class	100,000,000
ING Legg Mason Partners Large Cap Growth Portfolio – Service Class	100,000,000
ING Lord Abbett U.S. Government Securities Portfolio – Initial Class	100,000,000

Name of Class	Shares Allocated

ING Lord Abbett U.S. Government Securities Portfolio – Adviser Class	100,000,000
ING Lord Abbett U.S. Government Securities Portfolio – Service Class	100,000,000
ING Neuberger Berman Partners Portfolio – Initial Class	100,000,000
ING Neuberger Berman Partners Portfolio – Adviser Class	100,000,000
ING Neuberger Berman Partners Portfolio – Service Class	100,000,000
ING Neuberger Berman Regency Portfolio – Initial Class	100,000,000
ING Neuberger Berman Regency Portfolio – Adviser Class	100,000,000
ING Neuberger Berman Regency Portfolio – Service Class	100,000,000
ING OpCap Balanced Value Portfolio – Initial Class	100,000,000
ING OpCap Balanced Value Portfolio – Adviser Class	100,000,000
ING OpCap Balanced Value Portfolio – Service Class	100,000,000
ING Oppenheimer Global Portfolio- Initial Class	250,000,000
ING Oppenheimer Global Portfolio- Adviser Class	100,000,000
ING Oppenheimer Global Portfolio- Service Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Initial Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Adviser Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Service Class	100,000,000
ING PIMCO Total Return Portfolio – Initial Class	100,000,000
ING PIMCO Total Return Portfolio – Adviser Class	100,000,000
ING PIMCO Total Return Portfolio – Service Class	100,000,000
ING Pioneer High Yield Portfolio – Initial Class	100,000,000
ING Pioneer High Yield Portfolio – Adviser Class	100,000,000
ING Pioneer High Yield Portfolio – Service Class	100,000,000
ING Solution 2015 Portfolio – Initial Class	100,000,000
ING Solution 2015 Portfolio – Adviser Class	100,000,000
ING Solution 2015 Portfolio – Service Class	100,000,000
ING Solution 2015 Portfolio – Class T	100,000,000
ING Solution 2025 Portfolio – Initial Class	100,000,000
ING Solution 2025 Portfolio – Adviser Class	100,000,000
ING Solution 2025 Portfolio – Service Class	100,000,000
ING Solution 2025 Portfolio – Class T	100,000,000
ING Solution 2035 Portfolio – Initial Class	100,000,000
ING Solution 2035 Portfolio – Adviser Class	100,000,000
ING Solution 2035 Portfolio – Service Class	100,000,000
ING Solution 2035 Portfolio – Class T	100,000,000
ING Solution 2045 Portfolio – Initial Class	100,000,000
ING Solution 2045 Portfolio – Adviser Class	100,000,000
ING Solution 2045 Portfolio – Service Class	100,000,000
ING Solution 2045 Portfolio – Class T	100,000,000
ING Solution Income Portfolio – Initial Class	100,000,000
ING Solution Income Portfolio – Adviser Class	100,000,000
ING Solution Income Portfolio – Service Class	100,000,000
ING Solution Income Portfolio – Class T	100,000,000

Name of Class	Shares Allocated

ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Initial Class	250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Adviser Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Service Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Adviser Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
ING Templeton Foreign Equity Portfolio – Initial Class	100,000,000
ING Templeton Foreign Equity Portfolio – Adviser Class	100,000,000
ING Templeton Foreign Equity Portfolio – Service Class	100,000,000
ING Thornburg Value Portfolio – Initial Class	100,000,000
ING Thornburg Value Portfolio – Adviser Class	100,000,000
ING Thornburg Value Portfolio – Service Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class	100,000,000
ING UBS U.S. Small Cap Growth Portfolio - Initial Class	100,000,000
ING UBS U.S. Small Cap Growth Portfolio - Adviser Class	100,000,000
ING UBS U.S. Small Cap Growth Portfolio - Service Class	100,000,000
ING Van Kampen Comstock Portfolio – Initial Class	100,000,000
ING Van Kampen Comstock Portfolio – Adviser Class	100,000,000
ING Van Kampen Comstock Portfolio – Service Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Initial Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Adviser Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Service Class	100,000,000

(c)   One Billion, Seven Hundred Million (1,700,000,000) of the Shares shall be unclassified, subject to classification by the Board of Directors pursuant to the authority granted to the Board of Directors in Article EIGHTH of these Articles of Incorporation;

(d)   the par value of each Share is one-tenth of one cent ($0.001);

(e)   the aggregate par value of all Shares is Thirteen Million, Six Hundred Thousand Dollars ($13,600,000).

FOURTH:                                           The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by § 2-605 of the Maryland General Corporation Law to be made without action by the Stockholders of the Corporation.

FIFTH:                                                          The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

The undersigned Executive Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Secretary as of the 30th day of January, 2007.

WITNESS:		ING PARTNERS, INC.

/s/ Huey P. Falgout		/s/ Robert S. Naka

Name:	Huey P. Falgout, Jr.	Name:	Robert S. Naka
Title:	Secretary	Title:	Executive Vice President